SUBSIDIARIES OF SYNOVUS FINANCIAL CORP.


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Georgia Corporations                                             Stock Ownership
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
Columbus Bank and Trust Company<F1>                                         100%

Commercial Bank                                                             100%

Commercial Bank and Trust Company of Troup County                           100%

Security Bank and Trust Company of Albany                                   100%

Sumter Bank and Trust Company                                               100%

The Coastal Bank of Georgia                                                 100%

First State Bank and Trust Company of Valdosta                              100%

Bank of Hazlehurst                                                          100%

Synovus Securities, Inc.                                                    100%

The Cohutta Banking Company                                                 100%

Bank of Coweta                                                              100%

Citizens Bank and Trust of West Georgia                                     100%

First Community Bank of Tifton                                              100%

Synovus Data Corp.                                                          100%

CB&T Bank of Middle Georgia                                                 100%

Sea Island Bank                                                             100%
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Citizens First Bank<F2>                                                     100%

The Citizens Bank                                                           100%

The Citizens Bank of Cochran                                                100%

Athens First Bank & Trust Company<F3>                                       100%

Citizens & Merchants State Bank                                             100%

Synovus Administrative Services Corp.                                       100%

Alabama Corporations
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Synovus Financial Corp. of Alabama                                          100%

Community Bank and Trust of Southeast Alabama                               100%

First Commercial Bank of Huntsville                                         100%

The Bank of Tuscaloosa                                                      100%

Sterling Bank                                                               100%

First Commercial Bank of Birmingham<F4>                                     100%

CB&T Bank of Russell County                                                 100%

Florida Corporations
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Quincy State Bank                                                           100%

The Tallahassee State Bank                                                  100%

Bank of Pensacola                                                           100%



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Vanguard Bank and Trust Company                                             100%

First Coast Community Bank                                                  100%

Arizona Corporations
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Sumbank Life Insurance Company                                              100%

National Banking Associations
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The National Bank of Walton County (GA)                                     100%

Peachtree National Bank (GA)                                                100%

First National Bank of Jasper (AL)                                          100%

National Bank of South Carolina (SC)                                        100%

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<F1> Columbus Bank and Trust Company has one  majority-owned  subsidiary,  Total
     System  Services,  Inc.,  a  Georgia  corporation,   and  one  wholly-owned
     subsidiary, Synovus Trust Company, a Georgia corporation. Total System Services, Inc. has four wholly-owned subsidiaries, Columbus Depot Equipment Company, Mailtek, Inc., Lincoln Marketing, Inc. and Columbus Productions, Inc., all of which are Georgia corporations.
<F2> Citizens  First  Bank has one  wholly-owned  subsidiary,  Citizens  Service
     Company, a Georgia corporation.
<F3> Athens First Bank & Trust Company has one wholly-owned  subsidiary,  Athena
     Service Corporation, a Georgia corporation.
<F4> First  Commercial Bank of Birmingham has three  wholly-owned  subsidiaries,
     First Commercial Mortgage Corporation, First Commercial Credit Corporation and Synvous Mortgage Corp., all of which are Alabama corporations.
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filings\subsid2.snv

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